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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)  May 15, 2001
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                          SALIX PHARMACEUTICALS, LTD.
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            (Exact name of registrant as specified in its charter)

                            British Virgin Islands
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                (State or other jurisdiction of incorporation)



            000-23265                                      94-3267443
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    (Commission file Number)                         (IRS Employer ID Number)

     8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615
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 (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (919) 862-1000
                                                    ----------------------------
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Item 5. Other Events and Regulation FD Disclosure

     On May 7, 2000, Salix announced its presentation at a conference to be held by Deutsche Banc Alex. Brown.

     On May 15, 2001, Salix announced the hiring of a new Vice President, Operations.

     Copies of these press releases are attached as exhibits.
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SALIX PHARMACEUTICALS, LTD.



Date: May 15, 2001            By:  /s/ Adam C. Derbyshire
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                                   Adam C. Derbyshire
                                   Vice President and Chief Financial Officer